                                AIM SECTOR FUNDS

                 INVESCO ENERGY FUND - INVESTOR CLASS, CLASS A,
             B, C AND K INVESCO FINANCIAL SERVICES FUND - INVESTOR
               CLASS, CLASS A, B, C AND K INVESCO GOLD & PRECIOUS
                 METALS FUND - INVESTOR CLASS, CLASS A, B AND C
                 INVESCO HEALTH SCIENCES FUND - INVESTOR CLASS,
                   CLASS A, B, C AND K INVESCO LEISURE FUND -
                      INVESTOR CLASS, CLASS A, B, C AND K
                INVESCO TECHNOLOGY FUND - INVESTOR CLASS, CLASS
                A, B, C AND K INVESCO UTILITIES FUND - INVESTOR
                            CLASS, CLASS A, B AND C

   Supplement dated March 12, 2004 to the Prospectus dated November 20, 2003 as supplemented November 20, 2003, December 4, 2003, December 16, 2003,
            January 16, 2004, January 30, 2004 and February 5, 2004


         A large shareholder of the Institutional Class shares of INVESCO Technology Fund (the "Fund") has informed the Fund that it may redeem all or a substantial portion of its investment in the Fund in the near future. As of March 10, 2004, this shareholder held approximately 41% of the total net assets of the Fund and approximately 100% of the Institutional Class shares of the Fund. If this shareholder redeems all or a substantial portion of its investment in the Fund, the Fund intends to satisfy this redemption request by making payment in securities or other property of the Fund (known as a redemption in kind) rather than solely in cash because a cash redemption may disrupt the operations or performance of the Fund. If this shareholder redeems all or a substantial portion of its investment in the Fund, the expenses of the remaining shareholders in the Fund are likely to increase because certain fixed expenses of the Fund will be allocated over a smaller asset base.

         The following language is added as a new eighth paragraph appearing under the heading "HOW TO SELL SHARES" and immediately prior to the heading "REDEMPTION FEES" on page 28 of the prospectus:

         "Although the AIM Funds and the INVESCO Funds generally intend to pay redemption proceeds solely in cash, the AIM Funds and the INVESCO Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind)."

                                AIM SECTOR FUNDS

                 INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS

   Supplement dated March 12, 2004 to the Prospectus dated November 20, 2003 as supplemented December 4, 2003, December 16, 2003,
                     January 16, 2004 and January 30, 2004


         A large shareholder of the Institutional Class shares of the Fund has informed the Fund that it may redeem all or a substantial portion of its investment in the Fund in the near future. As of March 10, 2004, this shareholder held approximately 41% of the total net assets of the Fund and approximately 100% of the Institutional Class shares of the Fund. If this shareholder redeems all or a substantial portion of its investment in the Fund, the Fund intends to satisfy this redemption request by making payment in securities or other property of the Fund (known as a redemption in kind) rather than solely in cash because a cash redemption may disrupt the operations or performance of the Fund. If this shareholder redeems all or a substantial portion of its investment in the Fund, the expenses of the remaining shareholders in the Fund are likely to increase because certain fixed expenses of the Fund will be allocated over a smaller asset base.

         The following language is added as a new fifth paragraph appearing under the heading "HOW TO SELL Shares" and immediately prior to the heading "HOW TO REDEEM SHARES" on page 13 of the prospectus:

         "Although the AIM Funds and the INVESCO Funds generally intend to pay redemption proceeds solely in cash, the AIM Funds and the INVESCO Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind)."

                                AIM SECTOR FUNDS

                              INVESCO ENERGY FUND
                        INVESCO FINANCIAL SERVICES FUND
                      INVESCO GOLD & PRECIOUS METALS FUND
                          INVESCO HEALTH SCIENCES FUND
                              INVESCO LEISURE FUND
                            INVESCO TECHNOLOGY FUND
                             INVESCO UTILITIES FUND

 Supplement dated March 12, 2004 to the Statement of Additional Information
           dated November 20, 2003, as revised November 26, 2003 and as supplemented December 16, 2003, January 16, 2004 and March 3, 2004


         The last sentence of the fourth paragraph under the heading "MANAGEMENT OF THE FUND - HOW TO PURCHASE AND REDEEM SHARES" on page 99 is hereby deleted in its entirety.

         The following language is added as a new fifth paragraph appearing under the heading "MANAGEMENT OF THE FUND - HOW TO PURCHASE AND REDEEM SHARES" on page 99:

         "Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period."